AFL-CIO Housing Investment Trust
Performance Commentary
4th Quarter 2013

Chang Suh
Senior Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
January 14, 2014

For the 21st consecutive calendar year, the AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), on a gross basis in 2013. The HIT’s gross return of -1.95% exceeded the benchmark by seven basis points for the year.  The HIT continues to generate competitive performance despite spread widening for high credit quality multifamily mortgage-backed securities (MBS) that make up approximately 60% of the HIT’s portfolio. The HIT was challenged by strong performance of corporate bonds, which comprise over 20% of the Barclays Aggregate but are not held by the HIT. The HIT’s yield advantage, duration management, and security selection helped it outperform on a gross basis.  For the fourth quarter of 2013, the HIT’s return exceeded the benchmark on both a gross and net basis, by 35 and 24 basis points, respectively. The HIT generated positive gross and net returns of 0.21% and 0.10%, respectively, compared to a negative return of -0.14% for the benchmark.

During a year when intermediate- and long-term interest rates rose substantially, the HIT’s competitive risk-adjusted returns reflected both its focus on high credit quality multifamily investments that provide its income advantage versus the benchmark and its slightly short duration position relative to the benchmark. Following the increases in interest rates that began in the spring, the HIT’s current investment strategy seeks to take advantage of higher rates and wider spreads between Treasuries and multifamily MBS.  The HIT is pursuing strategies that can offer additional yield and less risk relative to the Barclays Aggregate, while also generating much-needed union construction jobs and affordable housing.

During 2013, the HIT committed $279 million in financing for the new construction and substantial rehabilitation of multifamily projects with a total development value of $550 million. These investments should help the HIT maintain its competitive performance while generating approximately 1,170 union construction jobs and building or preserving over 3,900 units of housing, 95% of which are affordable to low-and moderate-income families. The new commitments are expected to generate additional income as they are funded during the construction period. Since it launched its Construction Jobs Initiative in 2009, the HIT has committed over $1.5 billion of union and public employee pension capital to fund construction-related multifamily and healthcare developments. Together with its subsidiary Building America, the HIT has financed 63 projects in 30 cities with total development value of $3.5 billion that are generating approximately 17,860 union construction jobs.  The HIT is well on its way to reaching its goal of creating 25,000 union construction jobs under this initiative by the end of 2015.

In 2013, participants in the HIT provided $431 million in additional capital, the largest amount since 2003, reflecting their confidence in the HIT’s consistent competitive performance and its job-creating investments across the country. This amount included $298 million in new investments, including $105 million from 14 new participants, and the reinvestment of over 90% of dividends on existing investments. Over the past five years, the HIT has raised nearly $1.9 billion of capital from participants consisting of $1.12 billion in new capital and $750 million in reinvested dividends. In order to take advantage of opportunities to continue adding high credit quality multifamily investments to its portfolio, the HIT is actively seeking additional capital from investors.

Performance in 2013

The HIT’s 2013 performance relative to the benchmark was enhanced by its ongoing income advantage. The HIT’s specialization in government/agency multifamily MBS enabled it to perform well as these investments generated additional income relative to Treasuries while reflecting similar credit quality.  Although spreads for multifamily MBS widened significantly during the year, the HIT’s approach to security selection helped mitigate some of the impact of wider spreads.  Specifically, the HIT positioned the portfolio in higher coupon securities, which performed better than par and discount coupons, and in Fannie Mae multifamily securities, which performed better than Ginnie Mae multifamily MBS. The HIT achieved better gross performance despite very strong performance by corporate bonds, which generated 286 basis points of excess return to Treasuries in 2013. The HIT substitutes call-protected multifamily MBS for all corporate bonds and some Treasury securities in the benchmark. Widening spreads to Treasuries for these multifamily MBS during 2013 negatively impacted the HIT’s performance relative to the benchmark, while the HIT’s approximately one-half year short duration relative to the benchmark contributed positively.  The HIT outperformed the Barclays Aggregate for the 1-, 3-, 5-, and 10-year periods ending December 31 by 7, 35, 39,and 41 basis points, respectively, on a gross basis, having gross returns of -1.95%, 3.61%, 4.83%, and 4.96%.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end is available on the HIT’s website as www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

The HIT’s Portfolio

The HIT seeks competitive risk-adjusted returns by investing in assets with superior credit quality and yield relative to the benchmark, while maintaining a similar interest rate risk profile.  By substituting high credit quality multifamily MBS for corporate debt and some Treasury securities in the benchmark, the portfolio can be managed to have duration and convexity similar to the benchmark. The HIT generally maintains its effective duration within one-half year of the benchmark. In recent periods, due to the historically low interest rate environment, its duration has generally been between 0.25 and 0.5 years shorter than the Barclays Aggregate. Approximately 89% of the HIT portfolio at December 31, 2013, consisted of investments that were insured or guaranteed by the U.S. government or a GSE. This compared to 71% in the benchmark.  As of December 31, the HIT’s yield to worst advantage was 55 basis points.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
December 31, 2013
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA &U.S. Government/Agency	90.3%	72.4%	Effective Duration	5.01	5.41
A & Below	5.4%	22.7%	Convexity	0.06	0.06
Superior Yield			Similar Call Risk
Yield to worst: 55 basis point advantage	3.00%	2.45%	Call Protected	70%	70%
Current Yield: 51 basis point advantage	3.75%	3.24%	Not Call Protected	30%	30%

Fourth Quarter 2013 Markets

With indications of improving economic conditions in the U.S., and the expectation that the Federal Reserve would begin to taper its securities purchases, Treasury rates rose during the fourth quarter. Two-year, 5-year, 10-year, and 30-year yields rose by 6, 36, 42, and 28 basis points, respectively. As investors continued to seek riskier investments, lower-rated investment grade debt significantly outperformed higher-rated debt, with excess returns to Treasuries of 27, 105, 207, and 264 basis points for AAA, AA, A, and BBB-rated debt, respectively.  Corporate bonds, in which the HIT does not invest, comprised 22.3% of the Barclays Aggregate at December 31, 2013, and showed excess returns of 232 basis points during the quarter.  High credit quality multifamily MBS spreads contracted during the quarter after widening significantly over the spring and summer. Ginnie Mae permanent loan certificate and construction/permanent loan certificate spreads each tightened by 31 basis points, and the spread on the Fannie Mae multifamily DUS MBS 10/9.5 structure contracted by 20 basis points. With this tightening of spreads on the multifamily MBS in the HIT’s portfolio, its income advantage, its underweight to Treasuries, and its short relative duration position, the HIT outperformed the Barclays Aggregate by 35 basis points on a gross basis and 24 basis points on a net basis during the quarter, despite extremely strong performance by corporate bonds. The HIT generated positive gross and net returns of 0.21% and 0.10%, respectively, despite higher Treasury rates, compared to negative returns of -0.14% for the benchmark.

Markets for the Full Year

2013 was only the third year in over three decades with negative returns for U.S. investment grade fixed-income securities. Interest rates rose from historic lows that had resulted from an extremely weak economic recovery and the Federal Reserve’s bond purchase program known as Quantitative Easing. This program pushed capital out of the Treasury and agency single family MBS markets, where the Fed’s purchases kept interest rates low, and into fixed-income investments with higher yields such as corporate bonds and government/agency multifamily MBS as well as into equities and other riskier asset classes. Rates on Treasuries began rising sharply in the spring as a result of comments by Fed Chairman Ben Bernanke about plans to taper Quantitative Easing from $85 billion of monthly purchases. Anticipation of the Fed reducing these purchases sooner than expected moved capital to the sidelines, and the reduced demand resulted in higher rates and wider spreads for fixed-income securities. The Fed’s decision not to taper at its September meeting pushed Treasury rates lower and many spreads began contracting.

Source: Barclays Live

Interest rates began to rise again during the fourth quarter on strengthening economic data and the anticipation that tapering would soon begin. The climb in rates continued after the Fed’s announcement that tapering would begin in January, with a reduction in purchases to $75 billion per month. During 2013, 2-year, 5-year, 10-year, and 30-year Treasury yields rose by 13, 102, 127, and 102 basis points, respectively. Lower-

rated investment grade debt significantly outperformed higher-rated debt for the year, with excess returns to Treasuries of 41, 100, 251, and 268 basis points for AAA, AA, A, and BBB-rated debt, respectively.

Source: Bloomberg L.P.

During the spring and summer, multifamily MBS rates increased more than Treasury and other rates as the demand dynamics changed in the multifamily sector, significantly widening spreads to Treasuries. Quantitative easing and higher capital requirements following banking reform had created strong demand for government-insured fixed-income securities, including Ginnie Mae/FHA multifamily MBS, over the past several years. The increased demand caused spreads to tighten over a few years, but after rates began rising rapidly in the spring of 2013, investors realized the securities, which have 30- to 40-year final maturities, were likely to prepay much more slowly and have much longer duration than anticipated. Wall Street desks that once competed for market share were stuck holding large amounts of low coupon FHA multifamily loans. The resulting oversupply and reduced demand caused spreads to widen. Over the fourth quarter, multifamily spreads tightened somewhat as dealers began to sell off their inventories. However, government/agency multifamily MBS spreads remain attractive by historical standards.

Source: HIT and Wall Street Brokers.

The HIT Is Well-Positioned for 2014

The HIT has positioned itself well in the higher rate environment and offers investors a prudent investment option while creating valuable union construction jobs. The HIT’s specialization in multifamily investments should continue to offer relative value by providing more yield than its benchmark, a significant degree of credit protection, and diversification benefits. The portfolio’s yield increased by 76 basis points to 3.00% at the end of 2013 from 2.24% at the end of 2012, and its yield advantage to the benchmark was 55 basis points at December 31, 2013.  Multifamily yields well above the recent trough bode well for the HIT’s new financing commitments.

Source: HIT and Wall Street Brokers

The market environment in 2014 should present good opportunities for the HIT. Multifamily rental demand is likely to remain strong due to demographics, and older properties, especially in urban areas, will continue to need renovation. The HIT continues to construct a large and diverse pipeline of potential investments that offer a variety of multifamily debt structures.  Further, fixed-income remains an important asset class for diversified portfolios due to low levels of current and expected inflation and the Federal Reserve’s commitment to both taper the pace of its bond purchases based on the strength of economic data and to maintain the fed funds rate close to zero until well after the unemployment rate reaches 6.5%. An investor like the HIT that has capital, patience, creativity, and expertise in the multifamily securities market should have opportunities to earn higher returns in a higher rate environment. Long-term investors seeking income, high credit quality, and diversification should consider investing in the HIT.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of December 31, 2013, unless otherwise noted. The yield calculations herein are not current yield or other performance data as defined by the SEC in Rule 482, but instead represent widely accepted portfolio characteristic information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com